GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Buffered S&P 500 Fund – May/Nov

(the “Fund”)

Supplement dated November 1, 2023 to the

Prospectuses dated April 28, 2023, as supplemented to date

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectuses.

As described in the Fund’s Prospectuses, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

The Fund’s current Outcome Period ended on October 31, 2023, and the Fund’s next Outcome Period commenced on November 1, 2023 and will end on April 30, 2024. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

The final Cap and Buffer for the Fund for the next Outcome Period are shown in the tables below. The tables show the Cap and Buffer before and after Fund Fees and Expenses for each share class. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)*	Cap (after Fund Fees and Expenses)*
Institutional Shares	9.31%	8.96%
Service Shares	9.31%	8.84%

Share Class	Buffer (before Fund Fees and Expenses)*	Buffer (after Fund Fees and Expenses)*
Institutional Shares	5.00%	4.65%
Service Shares	5.00%	4.53%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectuses dated April 28, 2023. Actual Fund Fees and Expenses may differ over the next Outcome Period.

The Fund’s Prospectuses are amended to revise all references to the dates associated with the Outcome Period to reflect the next Outcome Period, to the Cap to reflect the corresponding next Outcome Period Cap, and to the Buffer to reflect the corresponding next Outcome Period Buffer, as set forth in the tables above.

This Supplement should be retained with your Prospectus for future reference.

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